Exhibit 99.2
Blucora, Inc.
Supplemental Information
December 31, 2014

Blucora Consolidated Financial Results
(in thousands except %s and net income per share, rounding differences may exist)

	2012		2013									2014
	FY 12/31		1Q		2Q		3Q		4Q		FY 12/31	1Q	2Q		3Q		4Q		FY 12/31
Segment Revenue
Search and Content (1)	$344,814		$100,601		$94,497		$107,742		$125,624		$428,464	$106,765	$79,818		$74,416		$65,271		$326,270
Tax Preparation (2)	62,105		64,737		22,684		1,749		2,043		91,213	72,279	26,452		2,469		2,519		103,719
E-Commerce (3)	—		—		—		14,630		39,673		54,303	37,139	35,299		37,970		40,323		150,731
Total	$406,919		$165,338		$117,181		$124,121		$167,340		$573,980	$216,183	$141,569		$114,855		$108,113		$580,720
Segment Income (Loss) (4)
Search and Content (1)	$62,185		$18,270		$17,912		$21,319		$25,003		$82,504	$19,230	$14,032		$12,709		$9,841		$55,812
Tax Preparation (2)	30,052		30,784		14,438		(1,605)		(3,018)		40,599	37,402	17,211		(1,859)		(3,058)		49,696
E-Commerce (3)	—		—		—		906		4,061		4,967	3,478	2,378		3,336		2,851		12,043
Total	$92,237		$49,054		$32,350		$20,620		$26,046		$128,070	$60,110	$33,621		$14,186		$9,634		$117,551
Segment Income (Loss) % of Revenue
Search and Content	18%		18%		19%		20%		20%		19%	18%	18%		17%		15%		17%
Tax Preparation	48%		48%		64%		(92)%		(148)%		45%	52%	65%		(75)%		(121)%		48%
E-Commerce	na		na		na		na		10%		9%	9%	7%		9%		7%		8%
Total	23%		30%		28%		17%		16%		22%	28%	24%		12%		9%		20%
Unallocated Corporate Operating Expense (4)	$11,798	(5)	$3,198		$3,135		$4,025	(6)	$3,471		$13,829	$3,222	$3,833		$3,524		$4,037		$14,616
Adjusted EBITDA	$80,439		$45,856		$29,215		$16,595		$22,575		$114,241	$56,888	$29,788		$10,662		$5,597		$102,935
Other Unallocated (4)
Stock-based compensation	$13,223	(7)	$2,485		$2,753		$3,252	(8)	$3,037		$11,527	$3,408	$2,958	(9)	$2,608		$2,910		$11,884
Depreciation	3,812		1,003		990		1,126		1,357		4,476	1,395	1,414		1,385		1,387		5,581
Amortization of intangible assets	19,199		5,109		5,095		6,090	(10)	7,495		23,789	7,469	7,642	(11)	7,993		7,990		31,094
Impairment of goodwill and intangible assets	—		—		—		—		—		—	—	—		—		62,817	(12)	62,817
Interest income	(131)		(55)		(109)		(42)		(94)		(300)	(108)	(88)		(71)		(85)		(352)
Interest expense	3,522		1,148		2,890	(13)	2,669		2,756		9,463	3,015	2,764		2,706		2,717		11,202
Amortization of debt issuance costs	820		107		476	(13)	258		267		1,108	281	284		288		290		1,143
Accretion of debt discounts	325		161		949	(13)	862		866		2,838	906	916		931		938		3,691
Loss on debt extinguishment and modification expense	—		—		—		1,593		—		1,593	—	—		—		—		—
(Gain) loss on derivative instrument	2,346		(348)		2,323		3,956		5,721	(14)	11,652	—	—		—		—		—
Impairment of equity investment in privately-held company	—		—		—		3,711		—		3,711	—	—		—		—		—
Other (income) loss, net	(205)		(8)		(225)		111		(320)		(442)	(25)	(152)		(646)		(95)		(918)
Total	$42,911		$9,602		$15,142		$23,586		$21,085		$69,415	$16,341	$15,738		$15,194		$78,869		$126,142
Income (Loss) Before Taxes	$37,528		$36,254		$14,073		$(6,991)		$1,490		$44,826	$40,547	$14,050		$(4,532)		$(73,272)		$(23,207)
Income Tax (Benefit) Expense
Cash	$1,443		$1,472		$435		$(517)		$498		$1,888	$2,241	$1,435		$(277)		$(604)		$2,795
Non-cash (15)	13,559		11,174		5,232		7		2,126		18,539	12,319	3,878		(2,017)		(4,635)		9,545
Total	$15,002		$12,646		$5,667		$(510)		$2,624		$20,427	$14,560	$5,313		$(2,294)		$(5,239)		$12,340
GAAP Net Income (Loss)	$22,526		$23,608		$8,406		$(6,481)		$(1,134)		$24,399	$25,987	$8,737		$(2,238)		$(68,033)		$(35,547)
GAAP Net Income (Loss) Per Share - diluted	$0.54		$0.53	(16)	$0.20		$(0.16)		$(0.03)		$0.56	$0.58	$0.20		$(0.05)		$(1.67)		$(0.86)
Non-GAAP Net Income	$70,760		$41,997		$24,632		$12,970		$18,095		$97,694	$50,003	$23,908		$6,544		$1,969		$82,424
Non-GAAP Net Income Per Share - diluted	$1.70		$0.95		$0.58		$0.30	(17)	$0.40	(18)	$2.25	$1.12	$0.55		$0.15	(19)	$0.05	(20)	$1.92	(21)
Outstanding Shares	40,832		40,933		41,143		41,176		42,083		42,083	42,203	41,039		40,977		40,882		40,882
Basic Shares - GAAP	40,279		40,911		41,050		41,088		41,566		41,201	42,162	41,570		41,034		40,820		41,396
Diluted Shares - GAAP	41,672		44,294		42,724		41,088		41,566		43,480	44,521	43,084		41,034		40,820		41,396
Cash & Short-term Investments	$162,288		$401,677		$415,493		$248,382		$333,705		$333,705	$336,390	$278,620		$280,394		$301,298		$301,298
Outstanding Debt - Principal Amount (22)	74,496		275,746		265,746		266,634		322,634		322,634	278,634	266,634		264,634		295,190		295,190
Net Cash	$87,792		$125,931		$149,747		$(18,252)		$11,071		$11,071	$57,756	$11,986		$15,760		$6,108		$6,108
Notes to Consolidated Financial Results on next page

Notes to Consolidated Financial Results

(1)	On May 30, 2014, we acquired HowStuffWorks ("HSW"). The Search and Content segment, formerly known as the Search segment, includes the financial results of HSW beginning on May 30, 2014.

(2)
On January 31, 2012, we acquired TaxACT, Inc. As a highly seasonal business, almost all of the TaxACT revenue is generated in the first four months of the calendar year. Amounts for 2012 represented the results of operations for the TaxACT business from January 31, 2012 to December 31, 2012.

(3)	On August 22, 2013, we acquired Monoprice, Inc. Amounts for 2013 represented the results of operations for the Monoprice business from August 22, 2013 to December 31, 2013.

(4)
We do not allocate certain general and administrative costs (including personnel and overhead costs), stock-based compensation, depreciation, amortization of intangible assets, impairment of goodwill and intangible assets, other income/loss, net, or income taxes to the reportable segments. The general and administrative costs are included in Unallocated Corporate Operating Expense.

(5)	Amount in 2012 included $1.1 million in transaction costs related to the TaxACT acquisition.

(6)	Amount for 3Q13 included $0.6 million in transaction costs related to the Monoprice acquisition.

(7)
Amount in 2012 included $5.2 million in stock-based compensation in association with the modification of the terms of a warrant and the vesting of non-employee performance-based stock options upon completion of the TaxACT acquisition.

(8)	In 3Q13, $0.5 million in stock-based compensation was recorded in association with the vesting of performance-based stock options upon completion of the Monoprice acquisition.

(9)	In 2Q14, $0.3 million in stock-based compensation was recorded in association with the vesting of performance-based stock options upon completion of the HSW acquisition.

(10)	Amount for 3Q13 included $1.0 million related to amortization of acquired intangible assets related to the Monoprice acquisition.

(11)	Amount for 2Q14 included $0.2 million related to amortization of acquired intangible assets related to the HSW acquisition.

(12)	In 4Q14, we recognized an impairment of goodwill and trade name intangible assets related to our E-Commerce segment.

(13)	Interest expense, amortization of debt issuance costs, and accretion of debt discounts included amounts associated with the Convertible Senior Notes issued on March 15, 2013.

(14)	Warrant was exercised during 4Q13.

(15)
Amounts represent the non-cash portion of income taxes from continuing operations. We exclude the non-cash portion of income taxes because of our ability to offset a substantial portion of our cash tax liabilities by using deferred tax assets, which consist primarily of US federal net operating losses. The majority of these deferred tax assets will expire, if unutilized, between 2020 and 2024.

(16)
Calculation excluded the income effect of a dilutive derivative instrument and the Convertible Senior Notes in 1Q13. Related to the Notes, we received shareholder approval for flexible settlement in May 2013.

(17)	Calculation in 3Q13 used 43,142,000 diluted shares due to non-GAAP net income.

(18)	Calculation in 4Q13 used 45,716,000 diluted shares due to non-GAAP net income.

(19)	Calculation in 3Q14 used 42,305,000 diluted shares due to non-GAAP net income.

(20)	Calculation in 4Q14 used 41,875,000 diluted shares due to non-GAAP net income.

(21)	Calculation in FY 2014 used 42,946,000 diluted shares due to non-GAAP net income.

(22)
2012 included the TaxACT 2012 credit facility, issued in January 2012 in connection with the TaxACT acquisition and refinanced during 3Q13 on more favorable terms (the TaxACT 2013 credit facility), 1Q13 included the Convertible Senior Notes issued in March 2013, and 4Q13 included the Monoprice 2013 credit facility issued in November 2013.

Blucora Reconciliation of Non-GAAP Financial Measures (1)
(in thousands except net income per share, rounding differences may exist)

	2012	2013					2014
	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31
Adjusted EBITDA
Net income (loss) (2)	$22,526	$23,608	$8,406	$(6,481)	$(1,134)	$24,399	$25,987	$8,737	$(2,238)	$(68,033)	$(35,547)
Stock-based compensation	13,223	2,485	2,753	3,252	3,037	11,527	3,408	2,958	2,608	2,910	11,884
Depreciation and amortization of intangible assets	23,011	6,112	6,085	7,216	8,852	28,265	8,864	9,056	9,378	9,377	36,675
Impairment of goodwill and intangible assets	—	—	—	—	—	—	—	—	—	62,817	62,817
Other loss, net (3)	6,677	1,005	6,304	13,118	9,196	29,623	4,069	3,724	3,208	3,765	14,766
Income tax (benefit) expense	15,002	12,646	5,667	(510)	2,624	20,427	14,560	5,313	(2,294)	(5,239)	12,340
Adjusted EBITDA (4)	$80,439	$45,856	$29,215	$16,595	$22,575	$114,241	$56,888	$29,788	$10,662	$5,597	$102,935
Non-GAAP Net Income
Net income (loss) (2)	$22,526	$23,608	$8,406	$(6,481)	$(1,134)	$24,399	$25,987	$8,737	$(2,238)	$(68,033)	$(35,547)
Stock-based compensation	13,223	2,485	2,753	3,252	3,037	11,527	3,408	2,958	2,608	2,910	11,884
Amortization of acquired intangible assets	19,199	5,109	5,095	6,090	7,495	23,789	7,469	7,642	7,993	7,990	31,094
Impairment of goodwill and intangible assets	—	—	—	—	—	—	—	—	—	62,817	62,817
Accretion of debt discount on Convertible Senior Notes	—	132	841	843	858	2,674	874	890	907	923	3,594
Loss on debt extinguishment and modification expense	—	—	—	1,593	—	1,593	—	—	—	—	—
(Gain) loss on derivative instrument	2,346	(348)	2,323	3,956	5,721	11,652	—	—	—	—	—
Impairment of equity investment in privately-held company	—	—	—	3,711	—	3,711	—	—	—	—	—
Decrease in non-cash pre-acquisition liability	—	—	—	—	—	—	—	—	(665)	—	(665)
Cash tax impact of adjustments to GAAP net income	(93)	(163)	(17)	(1)	(8)	(189)	(54)	(197)	(44)	(3)	(298)
Non-cash income tax (benefit) expense (1)	13,559	11,174	5,231	7	2,126	18,538	12,319	3,878	(2,017)	(4,635)	9,545
Non-GAAP net income (5)	$70,760	$41,997	$24,632	$12,970	$18,095	$97,694	$50,003	$23,908	$6,544	$1,969	$82,424
Non-GAAP Net Income Per Share
Non-GAAP net income	$70,760	$41,997	$24,632	$12,970	$18,095	$97,694	$50,003	$23,908	$6,544	$1,969	$82,424
Non-GAAP net income per share	$1.70	$0.95	$0.58	$0.30	$0.40	$2.25	$1.12	$0.55	$0.15	$0.05	$1.92
Diluted shares	41,672	44,294	42,724	43,142	45,716	43,480	44,521	43,084	42,305	41,875	42,946

(1)
For definitions of these non-GAAP financial measures and their relationship to our GAAP financial statements, please see Note 1 to our Reconciliations of Non-GAAP Financial Measures to the Nearest Comparable GAAP Measures in exhibit 99.1 to the February 12, 2015 Current Report on Form 8-K.

(2)	As presented in the Preliminary Condensed Consolidated Statements of Operations (unaudited).

(3)
Other loss, net primarily includes items such as interest income, interest expense, amortization of debt issuance costs, accretion of debt discounts, loss on debt extinguishment and modification expense, gain or loss on derivative instrument, other-than-temporary impairment loss on equity investments, and adjustments to contingent liabilities related to business combinations.

(4)
We define Adjusted EBITDA differently effective with 4Q14 to include impairment of goodwill and intangible assets. Our new definition of Adjusted EBITDA did not impact presentation of this non-GAAP financial measure for prior periods.

(5)
We define Non-GAAP net income differently effective with 1Q13 to include accretion of debt discount on Convertible Senior notes, 3Q13 to include other-than-temporary impairment losses on equity investments and loss on debt extinguishment and modification expense, 3Q14 to include decrease in non-cash pre-acquisition liability, and 4Q14 to include impairment of goodwill and intangible assets. Our new definition of non-GAAP net income did not impact presentation of this non-GAAP financial measure for prior periods.

Blucora Stock Price Sensitivity Analysis for Diluted Shares
(in thousands except share prices)
The following table illustrates the potential impact of a change in average stock price on the number of shares included in diluted shares associated with the conversion premium on the convertible notes:

Stock Price	Diluted Shares (a)
$14.71	—	(b)
$21.66	—	(c)
$22.00	144
$22.50	347
$23.00	541
$23.50	728
$24.00	906
$24.50	1,077
$25.00	1,241
$25.50	1,399
$26.00	1,551
$26.50	1,697
$27.00	1,838
$27.50	1,973
$28.00	2,104
$28.50	2,230
$29.00	2,352
$29.50	2,470
$30.00	2,583

(a)	Indicative shares associated with conversion premium on convertible notes

(b)	Average stock price for the current quarter

(c)	Approximate conversion price

Blucora Operating Metrics - Search and Content

	2012	2013					2014
Revenue by source	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31
Owned & Operated (B2C)	12%	12%	15%	19%	20%	17%	22%	17%	21%	26%	21%
Distribution (B2B)	88%	88%	85%	81%	80%	83%	78%	83%	79%	74%	79%

Blucora Operating Metrics - Tax Preparation
(in thousands except %s, rounding differences may exist)

	Tax season ended			Years ended
Consumer e-files	April 16, 2014	April 16, 2013	% change	December 31, 2014	December 31, 2013	% change
TaxACT desktop e-files	246	270	(9)%	258	282	(9)%
TaxACT online e-files	5,067	4,865	4%	5,262	5,037	4%
TaxACT sub-total e-files	5,313	5,135	3%	5,520	5,319	4%
TaxACT Free File Alliance e-files (1)	210	147	43%	222	155	43%
TaxACT total e-files	5,523	5,282	5%	5,742	5,474	5%

(1)	Free File Alliance e-files are provided as part of an IRS partnership that provides free electronic tax filing services to taxpayers meeting certain income-based guidelines.

Blucora Operating Metrics - E-Commerce

	2013					2014
	1Q	2Q	3Q	4Q	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31
Order numbers % change (1)	16%	22%	15%	10%	15%	(2)%	(7)%	(5)%	(5)%	(5)%

(1)	Figures represent increase (decrease) in order numbers as compared to the comparable prior period.